Bank loan	12 Months Ended
Dec. 31, 2020
Bank loan
Short-term bank loan

Note 11 - Bank loan

	December 31,
	2020	2019

Current maturities of long-term bank loans	$201	$155
Long-term bank borrowings	6,040	6,255
	6,241	6,410

On December 10, 2019, the Company obtained banking facilities from OCBC Wing Hang Bank Limited with a maximum amount of HK$50.00 million ($6.41 million) with the term from December 31, 2019 to December 31, 2044, bearing interest at 1.8% per annum over the prevailing 3 Month HIBOR, at current rate 4.23% per annum.  Under the facilities, the Company borrowed HK$50.00 million ($6.41 million) for a term until December 31, 2044, which are repayable by 300 equal monthly installments for the principal and interest thereon, commencing one month from December 31, 2019. The facilities were secured by the Company’s leasehold land and buildings (note 8). There was no any sinking fund required in the long-term borrowing.